UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 15, 2010

MACK-CALI REALTY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837-2206
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000
(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837-2206
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On January 15, 2010, Mack-Cali Realty, L.P. (the “Operating Partnership”) and certain of its operating subsidiaries, modified and extended their $150 million portfolio mortgage loan (the “Modified Mortgage Loan”) with The Prudential Insurance Company of America (“Prudential”).  In connection with the Modified Mortgage Loan, VPCM, LLC, a wholly-owned subsidiary of the Virginia Retirement System, joined Prudential as an additional lender under the Modified Mortgage Loan (collectively, the “Lenders”).

The Modified Mortgage Loan, which continues to be collateralized by seven properties with an aggregate of approximately 2.0 million net rentable square feet of office space, bears interest at a rate of 6.25% per annum and matures on January 15, 2017.  For the initial 30 months of the Modified Mortgage Loan, monthly interest only payments will be $781,250.  Thereafter, combined monthly principal and interest payments under the Modified Mortgage Loan will be $923,576.

The Modified Mortgage Loan is non-recourse to the Operating Partnership except for customary exceptions including but not limited to such matters as intentional misuse of funds, environmental conditions and material misrepresentations, and the Operating Partnership has agreed, subject to certain conditions, to guaranty repayment of up to $61.1 million of the principal amount of the Modified Mortgage Loan.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.             Description

10.1
Amended and Restated Master Loan Agreement dated as of January 15, 2010 among Mack-Cali Realty, L.P. and Affiliates of Mack-Cali Realty Corporation and Mack-Cali Realty, L.P., as Borrowers, Mack-Cali Realty Corporation and Mack-Cali Realty L.P., as Guarantors, and The Prudential Insurance Company of America and VPCM, LLC, as Lenders.

10.2	Partial Recourse Guaranty of Mack-Cali Realty, L.P. dated as of January 15, 2010 to The Prudential Insurance Company of America and VPCM, LLC.

10.3
Form of Amended, Restated and Consolidated Mortgage and Security Agreement and Financing Statement dated as of January 15, 2010 by Mack-Cali Realty, L.P., as Borrower, to The Prudential Insurance Company of America and VPCM, LLC, as Mortgagees with respect to each of the collateral properties.

10.4
Form of Amended, Restated and Consolidated Promissory Note dated January 15, 2010 of Mack-Cali Realty, L.P. in favor of The Prudential Insurance Company of America with respect to each of the collateral properties.

10.5	Form of Amended, Restated and Consolidated Promissory Note dated January 15, 2010 of Mack-Cali Realty, L.P. in favor of VPCM, LLC with respect to each of the collateral properties.

10.6
Form of Recourse Liabilities Guaranty dated January 15, 2010 of Mack-Cali Realty Corporation and Mack-Cali Realty, L.P. to The Prudential Insurance Company of America and VPCM, LLC with respect to each of the collateral properties.

10.7
Form of Amended and Restated Irrevocable Cross Collateral Guaranty of Payment and Performance dated January 15, 2010 of the owners of the collateral properties to The Prudential Insurance Company of America and VPCM, LLC with respect to each of the collateral properties.

99.1	Press Release of Mack-Cali Realty Corporation dated January 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                MACK-CALI REALTY CORPORATION

Dated:  January 22, 2010                                                      By:           /s/ Roger W. Thomas
                 Roger W. Thomas
                                                                                                                 Executive Vice President, General Counsel and Secretary

                MACK-CALI REALTY, L.P.

               By:           Mack-Cali Realty Corporation,
                 its general partner

Dated:  January 22, 2010                                                    By:           /s/ Roger W. Thomas
                Roger W. Thomas
                                                                                                                Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.             Description

10.1
Amended and Restated Master Loan Agreement dated as of January 15, 2010 among Mack-Cali Realty, L.P. and Affiliates of Mack-Cali Realty Corporation and Mack-Cali Realty, L.P., as Borrowers, Mack-Cali Realty Corporation and Mack-Cali Realty L.P., as Guarantors, and The Prudential Insurance Company of America and VPCM, LLC, as Lenders.

10.2	Partial Recourse Guaranty of Mack-Cali Realty, L.P. dated as of January 15, 2010 to The Prudential Insurance Company of America and VPCM, LLC.

10.3
Form of Amended, Restated and Consolidated Mortgage and Security Agreement and Financing Statement dated as of January 15, 2010 by Mack-Cali Realty, L.P., as Borrower, to The Prudential Insurance Company of America and VPCM, LLC, as Mortgagees with respect to each of the collateral properties.

10.4
Form of Amended, Restated and Consolidated Promissory Note dated January 15, 2010 of Mack-Cali Realty, L.P. in favor of The Prudential Insurance Company of America with respect to each of the collateral properties.

10.5	Form of Amended, Restated and Consolidated Promissory Note dated January 15, 2010 of Mack-Cali Realty, L.P. in favor of VPCM, LLC with respect to each of the collateral properties.

10.6
Form of Recourse Liabilities Guaranty dated January 15, 2010 of Mack-Cali Realty Corporation and Mack-Cali Realty, L.P. to The Prudential Insurance Company of America and VPCM, LLC with respect to each of the collateral properties.

10.7
Form of Amended and Restated Irrevocable Cross Collateral Guaranty of Payment and Performance dated January 15, 2010 of the owners of the collateral properties to The Prudential Insurance Company of America and VPCM, LLC with respect to each of the collateral properties.

99.1	Press Release of Mack-Cali Realty Corporation dated January 19, 2010.